ASIA PACIFIC FUND, INC.
                              Gateway Center Three
                          Newark, New Jersey 07102-4077


                    -----------------------------------------

                              IMPORTANT INFORMATION
                            REGARDING YOUR INVESTMENT

                    -----------------------------------------

                                                                   July 12, 1999
Dear Shareholder:


The Annual Meeting of Stockholders originally scheduled on July 1, 1999, has been adjourned to July 29, 1999 in order to obtain the vote necessary to approve Proposal 2 - Amendent to the Fund's investment restriction to permit securities lending. We are rapidly approaching the new meeting date, and we have not received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be represented unless we receive voting instructions from you. The Board of the Fund believes that this proposal is in the best interest of stockholders and recommends that you vote in favor.

For your convenience, we have established three easy methods by which to register your vote:


           1.   BY TOUCH-TONE:  Please refer to the "800" number
                                printed on the enclosed proxy card.

           2.   BY INTERNET:    Visit www.proxyvote.com.  Once there, enter the
                                12-digit control number located on the enclosed proxy card.

           3.   BY MAIL:        Execute the enclosed proxy card and return it
                                in the enclosed postage paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by July 29, 1999.

If you have any questions regarding the meeting agenda, please call Shareholder Communications Corporation at 1-800-733-8481 EXT. 421.


If you have already voted your shares, thank you for participating and please disregard this notice.







                                                                             OBO

                             ASIA PACIFIC FUND, INC.
                              Gateway Center Three
                          Newark, New Jersey 07102-4077

                    -----------------------------------------

                              IMPORTANT INFORMATION
                            REGARDING YOUR INVESTMENT

                    -----------------------------------------


                                                                   July 12, 1999

Dear Shareholder:


The Annual Meeting of Stockholders originally scheduled on July 1, 1999, has been adjourned to July 29, 1999 in order to obtain the vote necessary to approve Proposal 2 - Amendent to the Fund's investment restriction to permit securities lending. We are rapidly approaching the new meeting date, and we have not received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be represented unless we receive voting instructions from you. The Board of the Fund believes that this proposal is in the best interest of stockholders and recommends that you vote in favor.

For your convenience, we have established three easy methods by which to register your vote:

           1.  BY PHONE:      Please call Shareholder Communications Corporation
                              toll free at 1-800-733-8481 EXT. 421.
                              Representatives are available to take your vote
                              Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m.


           2.   BY INTERNET:  Visit www.proxyvote.com.  Once there, enter the
                              12-digit control number located on the enclosed proxy card.

           3.   BY MAIL:      Execute the enclosed proxy card and return it
                              in the enclosed postage paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by July 29, 1999.


If you have any questions regarding the meeting agenda, please call Shareholder Communications Corporation at 1-800-733-8481 EXT.421.


If you have recently voted your shares, thank you for participating and please disregard this notice.


                                                                            NOBO